Exhibit 99.2

Fourth Quarter 2007 Results Supplemental Information March 11, 2008

"Safe Harbor" Statement Caution Concerning Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify those so-called "forward-looking statements" by words such as "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential," or "continue," or the negative of those words and other comparable words. We wish to take advantage of "safe harbor" provided for by the Private Securities Litigation Reform Act of 1995 and we caution you that actual events or results may differ materially from the expectations we express in our forward-looking statements as a result of various risks and uncertainties, many of which are beyond our control. Factors that could cause our actual results to differ materially from these forward-looking statements, include: (1) changes in laws and regulations, (2) changes in the competitive environment, (3) changes in technology, (4) industry consolidation and mergers, (5) franchise related matters, (6) market conditions that may adversely affect the availability of debt and equity financing for working capital, capital expenditures or other purposes, (7) demand for the programming content we distribute or continued access to programming content, (8) general economic conditions, and (9) other risks described from time to time in reports and other documents we file with the Securities and Exchange Commission. Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures. Reconciliations between the non-GAAP financial measures and the GAAP financial measures are available on the company's Web site at www.rcn.com.

San Francisco Divestiture March 2007 Recap / Dividend June 2007 NEON Acquisition November 2007 Revenue and Margin Expansion ($ in millions) Revenue EBITDA 2006 2007 2008 CEC Acquisition March 2006 Megacable Divestiture March 2006 10% CAGR 36% CAGR

Leveraging RCN's "Vertical" Opportunity 5,600 fiber route miles / 1,200 on-net buildings Premier competitive provider in our footprint Significant commercial addressable market 300k SMB's near network Leverage both HFC and CLEC fiber transport Investing in business unit infrastructure 1.3M addressable homes / 5M licensed homes Cost-effective organic opportunities Going "all digital"

Strong Competitive Position

- Best in class residential triple play
  - Video: ~30 HD channels and growing / strong VOD growth
  - Data: Up to 20mb down / 2mb up; positioned for DOCSIS 3.0
  - Voice: Primary line quality
  - Launching "Analog Crush" project
- Portfolio diversity
  - 60/40 mix of MDU/SFU
  - Attacking the SMB market
  - Strong regional CLEC position
- Utilizing technology to enhance the customer experience
  - CRM and sales tools
  - "All digital" commitment
  - Ring architecture for reliability
- Customer growth upside on 3 fronts
  - Residential
  - SMB
  - Enterprise/Carrier

Robust, scalable network



Portland
Burlington
Portsmouth
Manchester
Nashua
Boston
Worcester
Albany
Springfield
Hartford
Providence
White Plains
Stamford
New York City
Newark
Philadelphia
Chicago
Baltimore
Ashburn
Washington DC
Richmond

Location, location, location

Leading Edge, Sustainable Model

5

RCN Connect to something more

2008 Key Initiatives Target profitable growth across all business units Launch "Analog Crush" project Invest in enhancing the Customer Experience Drive margin expansion towards 30% EBITDA target Generate positive free cash flow Evaluate strategic growth opportunities Make Smart Investments to Drive Growth and Shareholder Value

Core Residential Revenue Key Financial Trends - Quarterly (1) Includes revenue from residential customers and advertising sales, and excludes dial up and reciprocal compensation revenue ($ in millions) (Customers and RGUs in 000s) (1) Commercial Revenue Total Revenue EBITDA +6% Y-o-Y +11% Y-o-Y +57% Y-o-Y +26% Y-o-Y

Key Financial Trends - Annual Core Residential Revenue(1) Commercial Revenue Total Revenue EBITDA(2) (1) Includes revenue from residential customers and advertising sales, and excludes dial up and reciprocal compensation revenue (2) 2005 includes a $2.6M benefit related to the cumulative effect of a change in accounting; 2006 includes s $7.7M benefit related to the settlement of disputed network charges and a reduction in accrued programming expenses; 2007 includes a $4.4M benefit related to a reciprocal compensation agreement and a $0.7M benefit related to the settlement of disputed network charges net of costs related to a franchise audit (Customers and RGUs in 000s) ($ in millions) +5% Y-o-Y +9% Y-o-Y +40% Y-o-Y +24% Y-o-Y

Customers & Bundle % Product Penetration(2) RGUs High Value Customer Base 4Q06 3Q07 4Q07 Digital 55% 64% 69% HSD 65% 73% 79% Voice 73% 70% 70% ARPC As previously disclosed, RCN revised it's customer and RGU reporting methodology effective January 1, 2006. The metrics shown here for 2005 have been calculated under the previous methodology because actual customer and RGU counts under the new methodology are not available prior to January 1, 2006. Based on our estimates of customer and RGU counts under the new methodology for periods prior to January 1, 2006, we do not believe the methodology change would have a material impact on these metrics as previously reported. Penetration metrics calculated based on total basic video customers (Customers and RGUs in 000s) (1) 893 863 836 400 406 416 ($ in millions) 35% 29% 36% 33% 29% 38% 32% 30% 38% +10k Y-o-Y +3k Q-o-Q +30k Y-o-Y +9k Q-o-Q

Prudent investment in growth opportunities Targeted footprint expansion All-digital migration HD / DVR penetration Commercial growth 30%+ IRRs Key back office projects are also critical to revenue / margin growth CRM Ecommerce Work Force Automation Data Warehouse Capital Investment 2005 - 2007 Capex Includes $9M in 2007 related to renewal of IRU 2007 Capex by Category $119 $86 $74 (1) ($ in millions) $54 46% $18 15% $22 19% $7 6% $18 15%

Strong Financial Position Free Cash Flow Cash & Short Term Investments Debt / Net Debt Leverage Ratio(2) (3) Net of transaction fees & financing proceeds Calculated on a trailing 12 month basis Includes PF 2007 NEON EBITDA of $18 million ($ in millions)

2007 Pro Forma Consolidated Results Revenue $74 $626 $700 EBITDA $18 $153 $171 CAPEX $16 $118 $134 Pro Forma 2007 Neon Stand-Alone 2007 RCN Pro Forma 2007 Consolidated RCN ($ in millions)

2008 Outlook Revenue $700 ($4) $696 $730 - $740 EBITDA $171 ($5) $166 $190 - $200 CAPEX $134 ($9) $125 $110 - $120 Pro Forma 2007 Consolidated RCN Adjustments(1) 2007 Baseline 2008 Outlook (1) Adjustments include $4.4M revenue benefit from related to a reciprocal compensation agreement, $0.7M of direct cost benefits related to the settlement of disputed network charges, net of costs related to a franchise audit and $9M related to an IRU renewal ($ in millions)